Exhibit 99.1

AMENDMENT ELEVEN TO THIRD RESTATED REVOLVING CREDIT LOAN AGREEMENT

This Amendment Eleven to Third Restated Revolving Credit Loan Agreement (this “Amendment”), dated as of July 27, 2016 (“Effective Date”), is entered into by and among AAON, INC., an Oklahoma corporation, and AAON COIL PRODUCTS, INC., a Texas corporation (collectively, “Borrowers,” and each individually, a “Borrower”), and BOKF, NA dba Bank of Oklahoma (“Lender”).

RECITALS

A.    Borrowers and Lenders are parties to that certain Third Restated Revolving Credit Loan Agreement dated as of July 30, 2004, as amended July 30, 2005, July 30, 2006, July 30, 2007, July 30, 2008, July 30, 2009, July 30, 2010, July 30, 2011, July 29, 2012, July 28, 2013, and July 25, 2014 (as so amended and as it may hereafter be further amended, modified, supplement or restated, the “Loan Agreement”), pursuant to which Lender has established a $30,000,000 revolving credit loan in favor of Borrowers.

A.Borrowers have requested that Lender extend the Termination Date (and the availability of the Commitment) from July 27, 2016 to July 27, 2018, and Lender has agreed to such request, subject to the terms and conditions set forth in this Amendment.

AGREEMENT

For valuable consideration received, Borrowers and Lender agree to amend the Loan Agreement as follows:

1.DEFINITIONS. Capitalized terms used in this Amendment (including capitalized terms used in the Recitals above) that are not otherwise defined herein have the respective meanings assigned to them in the Loan Agreement.

2.EXTENSION OF TERMINATION DATE. Subject to the terms and conditions set forth in this Amendment, Lender hereby agrees to extend the Termination Date and the availability of the Commitment from to July 27, 2016, to July 27, 2018. The “Termination Date” as defined in Section 1.41 of the Loan Agreement is hereby amended to mean and read “July 27, 2018.” On or before the Effective Date, Borrowers shall jointly and severally make, execute and deliver to Lender a renewal Promissory Note (“Renewal Line Note”) in the stated principal amount of $30,000,000, in the form of Exhibit A attached hereto. From and after the Effective Date, all references to the term “Revolving Credit Note” (including the reference to the Revolving Credit Note in Section 2.6 of the Loan Agreement) shall be deemed references to the Renewal Line Note.

3.AMENDMENTS TO LIBOR DEFINITIONS.

3.1    Definition of LIBOR Rate. The definition of LIBOR Rate appearing in Section 1.26A of the Loan Agreement is hereby amended in its entirety to read as follows:

1.26A. “LIBOR Rate” means, with respect to any LIBOR Loan for any Interest Period (30 days or 90 days), a rate (expressed to the fifth decimal place) equal to (i) the rate of interest which is identified and normally published by ICE Benchmark Administration as the offered rate in the London Interbank Market (“LIBOR”) for loans in United States dollars for the applicable Interest Period as of 11:00 a.m. (London time), on the second full Business Day next preceding the first day of such Interest Period (unless such date is not a Business Day, in which event the next succeeding Business Day will be used); plus (ii) the maximum reserve requirement, if any, then imposed under Regulation D of the Board of Governors of the Federal Reserve System (or any successor thereto) for “Eurocurrency Liabilities” (as defined therein); provided, however, that if the LIBOR Rate determined as provided above shall be less than zero, the LIBOR Rate shall be deemed to be zero for purposes of this Agreement; and provided further, however, that if the Borrowers and the Lender have entered into a Swap Agreement in relation to the interest rate in respect of this Agreement, then the LIBOR Rate shall be as determined, irrespective if such determination is less than zero. If ICE Benchmark Administration no longer reports the LIBOR or if Lender determines in good faith that the rate so reported no longer accurately reflects the rate available to Lender in the London Interbank Market or if such index no longer exists or accurately reflects the rate available to Lender in the London Interbank Market, Lender may select a replacement index.

3.2    Definition of Daily Floating LIBOR Rate. The definition of Daily Floating LIBOR Rate appearing in Section 1.26B of the Loan Agreement is hereby amended in its entirety to read as follows:

1.26B    “Daily Floating LIBOR Rate” means, for any day, a rate (expressed to the fifth decimal place) equal to (i) the rate of interest which is identified and published by ICE Benchmark Administration as the offered rate London Interbank Market (“LIBOR”) for loans in United States dollars for a thirty (30) day period as of 11:00 a.m. (London time), on such day (or if such day is not a Business Day, the immediately preceding Business day) plus (ii) the maximum reserve requirement, if any, then imposed under Regulation D of the Board of Governors of the Federal Reserve System (or any successor thereto) for “Eurocurrency Liabilities” (as defined therein); provided, however, that if the Daily Floating LIBOR Rate determined as provided above shall be less than zero, the Daily Floating LIBOR Rate shall be deemed to be zero for purposes of this Agreement; and provided further, however, that if the Borrowers and the Lender have entered into a Swap Agreement in relation to the interest rate in respect of this Agreement, then the Daily Floating LIBOR Rate shall be as determined, irrespective if such determination is less than zero. If ICE Benchmark Administration no longer reports the LIBOR or if Lender determines in good faith that the rate so reported no longer accurately reflects the rate available to Lender in the London Interbank Market or if such index no longer exists or accurately reflects the rate available to Lender in the London Interbank Market, Lender may select a replacement index.

4.AMENDMENTS TO FINANCIAL COVENANTS. Effective as of the Effective Date:

4.1    Amendment to Tangible Net Worth Covenant. Section 7.1 of the Credit Agreement (Tangible Net Worth) is hereby amended by changing the figure "$95,000,000" to read "$125,000,000."

4.2    Deletion of Working Capital Covenant. Section 7.3 of the Credit Agreement (Working Capital) is hereby deleted.

5.CONDITIONS. The effectiveness of this Amendment is subject to satisfaction of the following.

1.Amendment Documents. The following documents shall have been duly executed and delivered to Lender, each in form and substance satisfactory to Lender (collectively, the “Amendment Documents”):

1.This Amendment (including the Ratification of Guarantor attached hereto);

2.The Renewal Line Note; and

3.Any other instruments, documents or agreements reasonably requested by Lender in connection herewith.

2.No Default. No Initial Default or Matured Default shall have occurred and be continuing under the Loan Agreement or any other Loan Documents or will result from the execution of or performance under this Amendment or any of the other Amendment Documents executed pursuant hereto.

3.Legal Matters. All legal matters relating to this Amendment and the transactions contemplated hereby shall be satisfactory to Lender and its legal counsel.

6.REPRESENTATIONS AND WARRANTIES.

1.Reaffirmation. Each Borrower confirms that all representations and warranties made by it in the Loan Agreement are, and as of the Effective Date (after giving effect to the transactions contemplated hereby) will be, true and correct in all material respects, and all of such representations and warranties are hereby remade and restated as of the Effective Date and shall survive the execution and delivery of this Amendment.

2.Additional Representations and Warranties. Each Borrower further represents and warrants to Lender that:

1.Each Borrower has the requisite power and authority and has been duly authorized to execute, deliver and perform its obligations under the Amendment Documents and the Loan Agreement (as amended by this Amendment).

2.The Amendment Documents and the Loan Agreement (as amended by this Amendment) are valid and legally binding obligations of each Borrower, enforceable against each Borrower in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors’ rights generally.

3.The execution, delivery and performance of the Amendment Documents and the Loan Agreement (as amended by this Amendment) by the Borrowers do not and will not (a) conflict with, result in a breach of the terms, conditions or provisions of, constitute a default under, or result in any violation of the organizational and operating agreements and documents of either Borrower, or any agreement, instrument, undertaking, judgment, decree, order, writ, injunction, statute, law, rule or regulation to which either Borrower is subject or by which the assets and property of either Borrower is bound or affected, (b) result in the creation or imposition of any lien on any assets or property now or hereafter owned by either Borrower pursuant to the provisions of any mortgage, indenture, security agreement, contract, undertaking or other agreement to which either Borrower is a party, other than liens in favor of Lender, (c) require any authorization, consent, license, approval or authorization of, or other action by, notice or declaration to, registration with, any governmental agency or authority or, to the extent any such consent or other action may be required, it has been validly procured or duly taken, or (d) result in the occurrence of an event materially adversely affecting the validity or enforceability of any rights or remedies of Lender or either Borrower’s ability to perform its obligations under the Loan Agreement and related Loan Documents.

4.The audited consolidated financial statements of Guarantor for the twelve months ended December 31, 2015, copies of which have been furnished to Lender, have been prepared in accordance with GAAP, are correct and complete and present fairly in all material respects the consolidated financial position of Guarantor, and the financial position of each Borrower, as at the date thereof and for the period then ended in accordance with GAAP. No material adverse change has occurred in the financial condition of either Borrower or Guarantor from the effective date of such financial statements to the date hereof. Neither Borrower nor Guarantor has any contingent obligations, unusual or long-term commitments, unrealized or anticipated losses from any unfavorable commitment or liabilities for taxes not reflected in the foregoing financial statements or otherwise disclosed to Lender which are individually or in the aggregate substantial in relation to the financial condition of either Borrower.

5.There is no action, suit or other legal proceeding against or investigation of Borrower or Guarantor, pending or, to the knowledge of Borrowers after due and diligent investigation, threatened or contemplated, which questions the validity of any of the Loan Documents or any of the Amendment Documents, or which, if adversely decided, could reasonably be expected to have a material adverse effect.

6.No Initial Default or Matured Default currently exists or would exist after giving effect to the transactions contemplated by this Amendment.

7.MISCELLANEOUS.

1.Effect of Amendment. The terms of this Amendment shall be incorporated into and form a part of the Loan Agreement. Except as amended, modified and supplemented by this Amendment, the Loan Agreement shall continue in full force and effect in accordance with its stated terms, all of which are hereby reaffirmed, confirmed and restated in every respect as of the date hereof. In the event of any irreconcilable inconsistency between the terms of this Amendment and the terms of the Loan Agreement, the terms of this Amendment shall control and govern, and the agreements shall be interpreted so as to carry out and give full effect to the intent of this Amendment. All references to the Loan Agreement appearing in any of the Loan Documents shall hereafter be deemed references to the Loan Agreement as amended, modified and supplemented by this Amendment. This Amendment supersedes any prior or contemporaneous discussions, representations or agreements, oral or written, concerning the subject matter of this Amendment.

2.Ratification by Borrowers. Each Borrower hereby (i) ratifies, affirms and restates its obligations under, and acknowledges, renews and extends its continued liability under, the Loan Agreement (as amended hereby) and all other Loan Documents to which it is a party, (ii) agrees that the Loan Agreement (as amended hereby) and all other Loan Documents to which it is a party remain in full force and effect, and (iii) represents that each representation and warranty set forth in the Loan Agreement (as amended hereby) and other Loan Documents to which it is a party remains true, correct and accurate as of the Effective Date, and are hereby restated.

3.Descriptive Headings. The descriptive headings of the several paragraphs of this Amendment are inserted for convenience only and shall not be used in the construction of the content of this Amendment.

4.Governing Law. This Amendment and all other Amendment Documents and all matters relating hereto or thereto or arising therefrom (whether sounding in contract law, tort law or otherwise), shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Oklahoma, without regard to conflicts of laws principles.

5.Reimbursement of Expenses. Borrower agrees to pay the reasonable costs, expenses and fees, including without limitation reasonable legal fees and out-of-pocket expenses of Conner & Winters, LLP, counsel to Lender, incurred by Lender in connection herewith.

6.Release of Lender. In consideration of the amendments contained herein, each Borrower hereby waives and releases Lender (and its employees, loan participants, agents attorneys, officers, directors, partners, successors and assigns) from any and all claims, damages, expenses, liabilities, disputes, defenses and setoffs of any and every character, known or unknown, with respect to the Loan Agreement and the other Loan Documents and the transactions contemplated thereby accruing or arising on or before the date hereof (collectively, the “Released Matters”). Each Borrower represents and warrants to Lender that it has not purported to transfer, assign or otherwise convey any right, title or interest they have or may have in any Released Matter to any other individual or entity and that the foregoing constitutes a full and complete release of the Released Matters. Each Borrower acknowledges that it has consulted by legal counsel of its choice and that it has voluntarily and without coercion or duress of any kind entered into this Amendment.

7.No Course of Dealing. This Amendment shall not establish a course of dealing or be construed or relied upon as evidence of any willingness on Lender's part to grant or extend additional credit or grant other or future renewals, consents or amendments, should any be requested.

8.Entire Agreement. This Amendment reflects the entire understanding of the parties with respect to the subject matter hereof.

9.Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery by any party of an executed counterpart of a signature page to this Amendment by telecopier, facsimile or portable document format (pdf) shall be effective as delivery of a manually executed counterpart hereof.

(Signature page follows)
IN WITNESS WHEREOF, Borrowers and Lender have caused this Amendment to be duly executed in multiple counterparts, each of which shall be considered an original, effective as of the date first above written.

“Borrowers”:

AAON, INC., an Oklahoma corporation

By
Norman H. Asbjornson, President

AAON COIL PRODUCTS, INC., a Texas
corporation

By
Norman H. Asbjornson, President

“Lender”:

BOKF, NA dba Bank of Oklahoma

By
David G. Lamb, Senior Vice President

RATIFICATION BY GUARANTOR

As inducement for Lender to enter into the above and foregoing Amendment Eleven to Third Restated Revolving Credit Loan Agreement dated effective July 27, 2016 (the “Amendment”), to which this Ratification is affixed, the undersigned Guarantor hereby (i) consents to the Amendment, (ii) ratifies, affirms and restates its obligations under, and acknowledges, renews and extends its continued liability under, the Guaranty Agreement of Guarantor dated July 1, 1996 (the “Guaranty”), as to all Obligations of the Borrower, including without limitation the obligations evidenced by the Renewal Line Note referred to in the Amendment, (iii) confirms that, after giving effect to the amendments provided for in the Amendment, the Guaranty remains in full force and effect in accordance with its stated terms, (iv) represents that each representation and warranty set forth in the Guaranty remains true, correct and accurate as of the Effective Date, each of which is hereby restated as if fully set forth in this Ratification, and (v) acknowledges and agrees that nothing in the Amendment shall affect or impair any rights, remedies or powers which Lender may have under any of the Loan Documents, including without limitation the Guaranty.

In consideration of the amendments contained in the Amendment, the undersigned Guarantor hereby waives and releases Lender (and its employees, loan participants, agents attorneys, officers, directors, partners, successors and assigns) from any and all claims, damages, expenses, liabilities, disputes, defenses and setoffs of any and every character, known or unknown, with respect to the Loan Agreement and the other Loan Documents and the transactions contemplated thereby accruing or arising on or before the date hereof (collectively, the “Released Matters”). Guarantor represents and warrants to Lender that it has purported to transfer, assign or otherwise convey any right, title or interest they have or may have in any Released Matter to any other individual or entity and that the foregoing constitutes a full and complete release of the Released Matters. Guarantor acknowledges that it has consulted by legal counsel of its choice and that it has voluntarily and without coercion or duress of any kind entered into this Ratification.

AAON, INC., a Nevada corporation

By
Norman H. Asbjornson, President